UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                                                                        June 13, 2008

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Florida                                                                                                         050742                                                                                   02-0555904
(State or other jurisdiction of incorporation)                         (Commission File Number)                                               (IRS Employer Identification No.)

                                      2100 19th Street, Sarasota, FL                                                                                                                           34234
        (Address of principal executive offices)                                                                                                                        (Zip Code)

Issuer’s telephone number including Area Code                                                                                                           (941) 330-0336

Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 ENTRY INTO MATERIAL DEFNITIVE AGREEMENT

Grow Ease International Ltd., a wholly owned subsidiary of International Consolidated Companies, Inc. (the “Company”) has entered into a share exchange agreement with Aim Sky Ltd., a British Virgin Islands corporation, to acquire 100% of the Common Stock of Aim Sky in exchange for 42,500 shares of Grow Ease’s Series A Preferred Shares.  The Series A Preferred Shares are convertible into 42,500 common shares of Grow Ease upon the happening of certain corporate events including a spin off or public offering of Aim Sky.  Additionally, the agreement obligates the Company to provide up to $2,000,000 (Two Million US Dollars) in financing for the acquired business.

Aim Sky Ltd., is the owner of 100% of China Genetic Ltd, which in turn owns 57% of Shanghai Huaxin High Biotechnology Inc., a Chinese company located in Pudong Shanghai, China, and has the right to vote 100%, and an option to purchase, the shares of Sichuan Kelun Bio-Tech Pharmaceutical Co., Ltd., a Chinese company located in Chengdu, China.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired and are attached accordingly.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
Date:  June 13, 2008                                                                           INTERNATIONAL CONSOLIDATED COMPANIES, INC.

By: /S/ Antonio F. Uccello, III
Antonio F. Uccello, III, President
and Chief Executive Officer

CHINA GENETIC LIMITED

FINANCIAL STATEMENTS

JUNE 30, 2007 AND 2006

CHINA GENETIC LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm                                                                                                                    5

Consolidated Balance Sheets at June 30, 2007 AND 2006                                                                                                                       6

Consolidated Statements of Operations for the years ended June 30, 2007 and 2006                                                                         7

Consolidated Statements of Changes in Shareholders’ Equity for the years ended June 30, 2007 and 2006                                  8

Consolidated Statements of Cash Flows for the years ended June 30, 2007 and 2006                                                                        9

Notes to Consolidated Financial Statements                                                                                                                                      10-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
China Genetic Limited

We have audited the accompanying consolidated balance sheets of China Genetic Limited as of June 30, 2007 and 2006 and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the years ended June 30, 2007 and 2006. These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards established by the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of China Genetic Limited as of June 30, 2007 and 2006 and the results of its operations, changes in shareholders’ equity, and cash flows for the years ended June 30, 2007 and 2006 in conformity with accounting principles generally accepted in the United States of America.

/S/Bagell Josephs, Levine & Company, LLC

Bagell Josephs, Levine & Company, LLC
Marlton, New Jersey
March 21, 2008

CHINA GENETIC LIMITED
CONSOLIDATED BALANCE SHEETS

ASSETS

	June 30,
	2007	2006
Current assets:
Cash and cash equivalents	$ 168,286	$ 180,017
Accounts receivable	482,338	113,751
Inventory	512,510	557,214
Advance to suppliers	48,226	58,303
Other receivables, net of allowance for bad debt	87,421	28,122
Total Current Assets	1,298,781	937,407

Property and equipment, net of accumulated depreciation	8,481,161	8,488,473

Other assets:
Loan to an outside party	65,686	54,253
Deposits for intangible assets and construction in process	1,528,342	396,437
Intangible assets, net	1,196,345	1,292,351
Total Other Assets	2,790,373	1,743,041

Total Assets	$ 12,570,314	$ 11,168,921

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICITS)

Current liabilities:
Accounts payable	$ 475,966	$ 336,867
Advance from customers	13,417	12,343
Taxes payable	138,413	33,312
Accrued expenses and other payables	1,609,044	1,422,416
Bank loans	1,455,859	1,386,238
Total Current Liabilities	3,692,699	3,191,175

Long-term liabilities:
Loan from related parties and others	2,157,107	2,040,754

Total Liabilities	5,849,806	5,231,930

Minortiy interest	2,850,223	2,508,477

Stockholders' Equity (Deficits)
Common Stock, 10,000 shared authorized, $0.13 par value
2 shared issued and outstanding	-	-
Additional paid-in-capital	5,446,895	5,446,895
Accumulated other comprehensive income	306,168	126,951
Accumulated deficits	(1,882,779)	(2,145,331)
Total Stockholders' Equity (Deficits)	3,870,284	3,428,514

Total Liabilities and Stockholders' Equity (Deficits)	$ 12,570,314	$ 11,168,921

The accompanying notes are an integral part of these consolidated financial statements.

CHINA GENETIC LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
For The Years Ended June 30, 2007 and 2006

	2007	2006

Net Sales	$ 3,323,231	$ 1,718,111

Cost of Sales	1,764,769	667,784

Gross Profit	1,558,462	1,050,327

Operating Expenses
Research & development expenses	1,212	39,461
Selling, general and administrative	1,050,344	1,683,243

Operating income (loss)	506,906	(672,377)

Other Income (Expenses)
Interest Income	2,019	443
Interest Expenses	(105,225)	(100,455)
Other Income (Expenses)	68,991	75,036
Total other income (expenses)	(34,214)	(24,976)

Income Before Income Taxes and Minority interest	472,692	(697,353)

Provision for Income Taxes	-	-

Minortiy interest	210,139	(290,593)

Net income (loss)	$ 262,553	$ (406,760)

Other Comprehensive Income
Foreign Currency Translation Adjustment	179,217	33,002

Comprehensive Income (Loss)	$ 441,770	$ (373,758)

Basic and diluted income (loss) per common share	$ 131,276	$ (203,380)

Weighted average number of common shares outstanding	2	2

The accompanying notes are an integral part of these consolidated financial statements.

CHINA GENETIC LIMITED
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
For The Years Ended June 30, 2007 and 2006

		Additional	Accumulated Other		Total
	Common	Paid-in	Comprehensive	Accumulated	Shareholders'
	Stock	Capital	Income	Deficits	Equity

Balance at June 30, 2005	$ -	$ 5,446,895	$ 93,948	$ (1,854,738)	$ 3,686,105

Net loss				$ (290,593)	-290,593

Other Comprehensive income			33,002		33,002
Foreign currency translation adjustment

Balance at June 30, 2006	$ -	5,446,895	126,951	$ (2,145,331)	3,428,514

Net income				262,553	262,553

Other Comprehensive income			179,217		179,217
Foreign currency translation adjustment

Balance at June 30, 2007	$ -	$ 5,446,895	$ 306,168	$ (1,882,779)	$ 3,870,284

The accompanying notes are an integral part of these consolidated financial statements.

CHINA GENETIC LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
For The Years Ended June 30, 2007 and 2006

	2007	2006

Cash Flows From Operating Activities:
Net income (loss)	$ 262,553	$ (406,760)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation and amortization	588,268	582,442
Minority interest	210,139	(290,593)

Changes in operating assets and liabilities:
Accounts receivable	(368,586)	173,347
Other accounts receivable	(59,299)	266,893
Inventory	44,705	(227,050)
Advance to vendors	10,077	16,801
Accounts payable	139,099	112,335
Advance from customers	1,074	12,343
Taxes payable	105,101	(15,579)
Accrued expenses and other payables	186,627	205,504

Cash provided by operating activities	1,119,757	429,682

Cash Flows From Investing Activities:
Deposits for intangible assets and construction in process	(1,131,905)	(392,621)
Purchase of property and equipment	(9,220)	(57,238)

Cash (used in) investing activities	(1,141,125)	(449,860)

Cash Flows From Financing Activities
Contribution from onwers for the incorporation of subsidiary company	-	120,824
(Payment) Proceeds from loans from officers and others	2,066	(159,060)

Cash provided by (used in) financing activities	2,066	(38,236)

Effect of exchange rate changes on cash and cash equivalents	7,571	(11,186)

Decrease in cash and cash equivalents	(11,731)	(69,599)

Cash and Cash Equivalents - Beginning of year	180,017	249,616

Cash and Cash Equivalents - Ending of year	$ 168,286	$ 180,017

Supplemental disclosures of cash flow information:

Interest paid	$ -	$ -
Income taxes paid	$ -	$ -

The accompanying notes are an integral part of these consolidated financial statements.

CHINA GENETIC LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED JUNE 30, 2007 and 2006

1.	ORGANIZATION AND BASIS OF PRESENTATION

China Genetic Limited. (“Genetic” or the “Company”) was incorporated in Hong Kong, China on February 9, 2006. The Company owns 57% interest of Shanghai Huaxin High Biotechnology Inc. (“Huaxin”), a Chinese corporation established on January 19, 1993 and 100% interest of Sichuan Kelun Bio-Tech Pharmaceutical Co., Ltd (“Kelun”), also a Chinese corporation incorporated on July 19, 2005. Huaxin is engaged in the development, manufacturing and distribution of pharmaceutical products such as recombinant human interferon capsule and injection. Kelun is engaged in the marketing and distribution of various pharmaceutical products.

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLE OF CONSOLIDATION - The consolidated financial statements include the financial statements of Genetic and its subsidiaries, Huaxin and Kelun. All significant inter-company transactions are eliminated upon consolidation.

USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS - The Company considers cash and cash equivalents to include cash on hand and deposits with banks with an original maturity of three months or less.

ACCOUNTS AND OTHER RECEIVABLES - Accounts and other receivables are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible amounts, as needed.

The Company uses the aging method to estimate the valuation allowance for anticipated uncollectible receiveable balances.  Under the aging method, bad debt percetages determined by management based on historical experience as well as current economic climate are applied to customers' balances categorized by the number of months the underlying invoices have remained outstanding.  The valuation allowance labance is adjusted to the amount computed as a result of the aging method.  When facts subsequently become available to indicated that the allowance provided requires an adjustment, then the adjustment will be classified as a change in estimate.  There is no allowance for uncollectible amounts for the years ended June 30, 2007 and 2006.

INVENTORY - Inventory comprises raw materials, work in progress, finished goods and packing materials and is stated at the lower of cost or market value. Cost is calculated using the Weighted Average method and includes all costs to acquire and any overhead costs incurred in bringing the inventory to their present location and condition. Overhead costs included in finished goods inventory include direct labor cost and other costs directly applicable to the manufacturing process, including utilities, supplies, repairs and maintenances, and depreciation expense.

Market value represents the estimated selling price in the ordinary course of business less the estimated costs necessary to complete the sale.

PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance, and repairs are charged to expense as incurred. When property, plant and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets on a straight-line basis. The estimated useful lives for significant property, plant and equipment categories are as follows:

Building & buildings improvement                        35 to 45 years
Machinery and equipment                                                10 years
Computer, office equipment and furniture                      5   years
Automobiles                                                                        5   years

Construction in progress represents the direct costs of construction or acquisition incurred. Upon completion and readiness for use of the assets, capitalization of these costs ceases and the cost of construction in progress is transferred to fixed assets. No depreciation is provided until the project is completed and the assets are ready for intended use. There is no financing activity occurred during the course of construction.

The Company periodically reviews the carrying value of long-lived assets in accordance with SFAS 144. When estimated future cash flows generated by those assets are less than the carrying amounts of the assets, the Company recognized an impairment loss equal to the an amount by which the carrying value exceeds the fair value of assets. Based on its review, the Company believes that there were no impairments of its long-lived assets as of June 30, 2007.

REVENUE RECOGNITION - The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Revenues consist of the invoice value of the sale of goods net of sales returns and allowances.

RESEARCH AND DEVELOPMENT COSTS

Research and development costs are expensed as incurred. The costs of material and equipment that are acquired or constructed for research and development activities, and have alternative future uses; either in research and development, marketing, or sales are classified as property and equipment or depreciated over their estimated useful lives.

FOREIGN CURRENCY TRANSLATION - The Company’s principal country of operations is in the PRC. The financial position and results of operations of the Company are determined using the local currency (“RMB”) as the functional currency. The results of operations denominated in foreign currency are translated at the average rate of exchange during the reporting period. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date the equity denominated in the functional currency is translated at the historical rate of exchange at the time of capital contribution. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated Other Comprehensive Income”. As of June 30, 2007 and 2006, the exchange rate was 7.61 and 7.99 RMB per US Dollar, respectively.

TAXES– The Company utilizes Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes”, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financials statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to realized. There are no deferred tax amounts at June 30, 2007 and 2006, respectively.

The Company’s operating subsidiaries, Huaxin and Kelun, are located in China and governed by the Income Tax Law of China, which were subject to income tax at a statutory rate of 33% (30% state income tax plus 3% local income tax) on its taxable income until January 2008. Starting January 1, 2008, the statutory rate is reduced to 25% for all corporation.

Sales revenue represents the invoiced value of goods, net of a value-added tax (“VAT”). Huaxin is entitled to easy Value Added Tax at 6% on the sales of microbial products, while Kelun is a regular VAT payer at 17% on the value added to goods and services. Kelun’s VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT Payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

FAIR VALUE OF FINANCIAL STATEMENTS - The carrying amounts of certain financial instruments, including cash, accounts receivable, other receivables, accounts payable, accrued expenses, advances from customers, and other payables approximate their fair values as of June 30, 2007 and 2006 due to the relatively short-term nature of these instruments.

CONCENTRATIONS OF BUSINESS AND CRDIT RISK - The Company maintains certain bank accounts in the People’s Republic of China which are not protected by FDIC insurance or other insurance.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC and the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. The Company’s operating results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP. SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS No. 157 on its financial statements.

In February 2007, the FASB issued Statement No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159). This statement permits companies to choose to measure many financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS 159 on its financial statements.

3.	INVENTORY

Inventory consists of the following as of June 30, 2007 and 2006:

	2007	2006

Raw materials	$12,611	$32,025
Work-in-progress	214,404	186,742
Finished goods	90,905	139,799
Installment goods	161,366	145,441
Supplies&packing materials	33,224	53,207
Total inventories	$512,510	$557,214

4.	DEPOSIT FOR INTANGIBLE ASSETS AND CONSTRUCTION IN PROCESS

The Company’s deposit for intangible assets and construction in process as of June 30, 2007 and 2006 are $1,528,342 and $396,437 respectively. Huaxin and Chengdu Shijia Pharmaceutical Technology Co., Ltd (“Shijia”) signed an agreement to purchase a new interferon technology. The advance to Shijia as of June 30, 2007 and 2006 are approximately $1,510,772 and $375,267 respectively.

5.	FIXED ASSETS

Fixed assets consist of the following as of June 30, 2007 and 2006:

	2007	2006

Building&buildings improvement	$7,807,833	$7,434,450
Machinery and equipment	3,356,179	3,195,233
Computer, office equipment and furniture	488,342	456,423
Automobiles	198,771	189,266
Total fixed assets	11,851,125	11,275,372
Less:accumulated depreciation	(3,382,182)	(2,798,532)
Property and equipment, net	8,468,943	8,476,840
Construction in progress	12,218	11,633
Total fixed assets, net	$8,481,161	$8,488,473

6.	INTANGIBLE ASSETS

Intangible assets include patent rights and trade mark. The Company amortizes its intangible assets over the life of the right, usually 10 years. The balances after amortization of the intangible mention above were 1,186,366 and 1,263,846 on June 30, 2007 and 2006 respectively.

7.	BANK LOANS

Bank loans were obtained from several local banks in China through the Company’s newly acquired subsidiary, with interest rates ranging from 5.841% to 7.728% per annum. All loans are currently in default and are payable upon demand. The majority of the loans are secured by the plant and equipments owned by the subsidiary.

Bank loans are summarized as follows:

No.			Due Date	Interest Rate Per Annum	June 30, 2007	June 30, 2006
1	1	Shanghai Bank	November 27, 2004	5.841%	$1,206,253	$1,148,569
2		Aijian Trust	November 12, 1999	7.728%	131,372	125,089
3		Industrial commercial bank of China	June 30, 2000	7.185%	118,234	112,580

		Total			$1,455,859	$1,386,238

8.	NOTES PAYABLE – RELATED PARTY

The Company periodically borrows from its principle officers, prior affiliates and others to finance the operations whenever necessary. As of June 30, 2007 and 2006, the details of notes payable are as follows:

			Interest	Balances
No.	Payees	Relationship	Rate	June 30	June 30
			Per Annum	2007	2006
1	Shenzhen Weiji Development Co.	Affiliate	0.00%	$ 530,741	$ 505,360
2	Dechang Investment Development Co.	Affiliate	6.00%	459,800	437,812
3	Golden Linker	Affiliate	5.84%	350,097	329,690
4	Mr. Zhong Gang	Affiliate	0.00%	10,010	-
5	Ms. Zhuang Heling	Director	0.00%	262,743	250,178
6	Mr. Yan Xiaoxia	Director	0.00%	208,718	198,737
7	Mr. Zhang Xiong	Director	0.00%	65,686	62,545
8	Mr. Liu Xinyuan	Director	0.00%	269,312	256,432
	Total			$ 2,157,107	$ 2,040,754

9.	MAJOR CUSTOMERS

The only customer counting for more than 10% of sales is Panzhihua Steel Employee Hospital with a sales amount of USD 602,748, approximately 18% of the total sales generated in 2007. There was no customer counting for more than 10% of sales in 2006.     .

10.	STOCKHOLDERS’ EQUITY

The Company was incorporated in Hong Kong, China on February 9, 2006 and authorized to issue 10,000 shares of HK$1.00 each (Approximately $0.13 per share). There were 2 shares issued and outstanding as of June 30, 2007 and 2006.

CHINA GENETIC LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2008

(UNAUDITED)

CHINA GENETIC LIMITED

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Condensed Consolidated Balance Sheet as of March 31, 2008 (Unaudited) and June 30, 2007 (Audited)                                                15

Condensed Consolidated Statements of Operations for the Nine Months Ended March 31, 2008 and 2007 (Unaudited)                      16

Condensed Consolidated Statements of Cash Flows for the Nine Months Ended March 31, 2008 and 2007 (Unaudited)                     17

Notes to Condensed Consolidated Financial Statements (Unaudited)                                                                                                       18-20

CHINA GENETIC LIMITED
CONSOLIDATED BALANCE SHEETS
As of March 31, 2008 (Unaudited) and June 30, 2007 (Audited)

ASSETS

	MARCH 31	JUNE 30
	2008	2007
	(UNAUDITED)	(AUDITED)
Current assets:
Cash and cash equivalents	$ 270,442	$ 168,286
Accounts receivable	836,974	482,338
Inventories	624,946	512,510
Advance to vendors	52,353	48,226
Other receivables net of allowance for bad debt	175,310	87,421
Total Current Assets	1,960,025	1,298,781

Property and equipment, net of accumulated depreciation	8,928,463	8,481,161

Other assets:
Loan to an outside party	71,306	65,686
Deposits for intangible assets and construction in process	2,909,760	1,528,342
Intangible assets, net	1,167,702	1,196,345
Total Other Assets	4,148,769	2,790,373

Total Assets	$ 15,037,257	$ 12,570,314

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$ 568,658	$ 475,966
Advance from customers	15,170	13,417
Taxes payable	152,969	138,413
Accrued expenses and other payables	1,863,714	1,609,044
Loan from banks	1,580,434	1,455,859
Total Current Liabilities	4,180,945	3,692,699

Long-term liabilities:
Loan from related parties and other	2,329,559	2,157,107

Total Liabilities	6,510,504	5,849,806

Minortiy interest	3,490,021	2,850,223

Stockholders' Equity
Common Stock, 10,000 shared authorized, $0.13 par value
2 shared issued and outstanding	-	-
Additional paid-in-capital	5,446,895	5,446,895
Accumulated other comprehensive income	882,918	306,168
Accumulated deficits	(1,293,081)	(1,882,779)
Total Stockholders' Equity	5,036,731	3,870,284

Total Liabilities and Stockholders' Equity	$ 15,037,257	$ 12,570,314

The accompanying notes are an integral part of these condensed consolidated financial statements.

CHINA GENETIC LIMITED
CONSOLIDATED STATEMENTS OF OPERATIONS
For The Nine Months Ended March 31, 2008 and 2007 (Unaudited)

	Nine-Month Ended			Three-Month Ended
	March 31	March 31		March 31	March 31
	2008	2007		2008	2007
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)

Sales	$ 4,199,476	$ 2,128,090		$ 1,752,235	$ 1,046,053

Cost of Sales	2,081,131	1,193,055		873,040	637,048

Gross Profit	2,118,345	935,035	-	879,196	409,005

Operating Expenses
Research & development expenses	48,700	-		16,236	-
Selling, general and administrative	935,590	442,936		351,894	260,268

Operating income	1,134,055	492,099	-	511,065	148,737

Other Income (Expenses)
Interest Income				105
Interest Expesne	(106,719)	(75,152)		(33,872)	(28,938)
Other Income (Expenses)	26,416	18,893		60,192	22,763

Income Before Income Taxes and Minority interest	1,053,753	435,840	-	537,490	142,563

Provision for Income Taxes	88,028	-		-	-

Minortiy interest	376,027	161,518		184,485	34,452

Net Income	$ 589,698	$ 274,322		$ 353,005	$ 108,111

Other Comprehensive Income
Foreign Currency Translation Adjustment	575,967	143,645		122,777	43,470

Comprehensive Income	$ 1,165,665	$ 417,967		$ 475,782	$ 151,581

Basic and diluted income (loss) per common share	$ 294,849	$ 137,161		$ 176,502	$ 54,056

Weighted average number of common shares outstanding	2	2		2	2

The accompanying notes are an integral part of these condensed consolidated financial statements.

CHINA GENETIC LIMITED
CONSOLIDATED STATEMENTS OF CASH FLOWS
For The Nine Months Ended March 31, 2008 and 2007 (Unaudited)

	For the Nine Months Ended
	March 31,
	2008	2007
	(Unaudited)	(Unaudited)

Cash Flows From Operating Activities:
Net income	$ 589,698	$ 274,322
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	459,708	385,433
Minority interest	376,027	161,518

Changes in operating assets and liabilities:
Accounts receivable	(354,637)	(576,990)
Other accounts receivable	(87,889)	(148,508)
Inventory	(576,720)	(27,066)
Advance to vendors	-	(118,327)
Accounts payable	92,692	313,060
Advance from customers	1,753	345,917
Taxes payable	14,556	(2,542)
Accrued expenses and other payables	254,671	(64,571)

Cash provided by operating activities	769,858	542,245

Cash Flows From Investing Activities:
Deposits for intangible assets and construction in process	(1,187,828)	(567,865)
Purchase of property and equipment	(70,850)	(7,169)

Cash used in investing activities	(1,258,678)	(575,034)

Cash Flows From Financing Activities
Payment for loans from officers and others	(11,518)	335,696

Cash provided by (used in) by financing activities	(11,518)	335,696

Effect of exchange rate changes on cash and cash equivalents	602,493	(208,574)

Increase in cash and cash equivalents	102,155	94,333

Cash and Cash Equivalents - Beginning of period	168,286	180,017

Cash and Cash Equivalents - Ending of period	$ 270,442	$ 274,350

Supplemental disclosures of cash flow information:

Interest paid	$ -	$ -
Income taxes paid	$ -	$ -

The accompanying notes are an integral part of these condensed consolidated financial statements.

CHINA GENETIC LIMITED
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)
FOR NINE MONTHS ENDED MARCH 31, 2008 and 2007

1.	ORGANIZATION AND BASIS OF PRESENTATION

China Genetic Limited. (“Genetic” or the “Company”) was incorporated in Hong Kong, China on February 9, 2006. The Company owns 57% interest of Shanghai Huaxin High Biotechnology Inc. (“Huaxin”), a Chinese corporation established on January 19, 1993 and 100% interest of Sichuan Kelun Bio-Tech Pharmaceutical Co., Ltd (“Kelun”), also a Chinese corporation incorporated on July 19, 2005. Huaxin is engaged in the development, manufacturing and distribution of pharmaceutical products such as recombinant human interferon capsule and injection. Kelun is engaged in the marketing and distribution of various pharmaceutical products.

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLE OF CONSOLIDATION - The consolidated financial statements include the financial statements of Genetic and its subsidiaries, Huaxin and Kelun. All significant inter-company transactions are eliminated upon consolidation.

USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles require management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS - The Company considers cash and cash equivalents to include cash on hand and deposits with banks with an original maturity of three months or less.

ACCOUNTS AND OTHER RECEIVABLES - Accounts and other receivables are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible amounts, as needed.

The Company uses the aging method to estimate the valuation allowance for anticipated uncollectible receivable balances. Under the aging method, bad debt percentages determined by management based on historical experience as well as current economic climate are applied to customers’ balances categorized by the number of months the underlying invoices have remained outstanding. The valuation allowance balance is adjusted to the amount computed as a result of the aging method. When facts subsequently become available to indicate that the allowance provided requires an adjustment, then the adjustment will be classified as a change in estimate. There is no allowance for uncollectible amounts for the nine months ended March 31, 2008 and 2007.

INVENTORY - Inventory comprises raw materials, work in progress, finished goods and packing materials and is stated at the lower of cost or market value. Cost is calculated using the Weighted Average method and includes all costs to acquire and any overhead costs incurred in bringing the inventory to their present location and condition. Overhead costs included in finished goods inventory include direct labor cost and other costs directly applicable to the manufacturing process, including utilities, supplies, repairs and maintenances, and depreciation expense.

Market value represents the estimated selling price in the ordinary course of business less the estimated costs necessary to complete the sale.

PROPERTY, PLANT AND EQUIPMENT - Property, plant and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized, and minor replacements, maintenance, and repairs are charged to expense as incurred. When property, plant and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets on a straight-line basis. The estimated useful lives for significant property, plant and equipment categories are as follows:

Building & buildings improvement                      35 to 45 years
Machinery and equipment                                              10 years
Computer, office equipment and furniture                    5   years
Automobiles                                                                      5   years

Construction in progress represents the direct costs of construction or acquisition incurred. Upon completion and readiness for use of the assets, capitalization of these costs ceases and the cost of construction in progress is transferred to fixed assets. No depreciation is provided until the project is completed and the assets are ready for intended use. There is no financing activity occurred during the course of construction.

The Company periodically reviews the carrying value of long-lived assets in accordance with SFAS 144. When estimated future cash flows generated by those assets are less than the carrying amounts of the assets, the Company recognized an impairment loss equal to the an amount by which the carrying value exceeds the fair value of assets. Based on its review, the Company believes that there were no impairments of its long-lived assets as of March 31, 2008 and June 31, 2007.

REVENUE RECOGNITION - The Company’s revenue recognition policies are in compliance with Staff Accounting Bulletin (“SAB”) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Revenues consist of the invoice value of the sale of goods net of sales returns and allowances.

RESEARCH AND DEVELOPMENT COSTS

Research and development costs are expensed as incurred. The costs of material and equipment that are acquired or constructed for research and development activities, and have alternative future uses; either in research and development, marketing, or sales are classified as property and equipment or depreciated over their estimated useful lives.

FOREIGN CURRENCY TRANSLATION - The Company’s principal country of operations is in the PRC. The financial position and results of operations of the Company are determined using the local currency (“RMB”) as the functional currency. The results of operations denominated in foreign currency are translated at the average rate of exchange during the reporting period. Assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the applicable rates of exchange in effect at that date the equity denominated in the functional currency is translated at the historical rate of exchange at the time of capital contribution. Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated Other Comprehensive Income”. As of March 31, 2008 and June 30, 2007, the exchange rate was 7.01 and 7.61 RMB per US Dollar, respectively.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

TAXES - The Company utilizes Statement of Financial Accounting Standards (SFAS) No. 109, “Accounting for Income Taxes”, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financials statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to realized. There are no deferred tax amounts at March 31, 2008 and June 30, 2007, respectively.

The Company’s operating subsidiaries, Huaxin and Kelun, are located in China and governed by the Income Tax Law of China, which were subject to income tax at a statutory rate of 33% (30% state income tax plus 3% local income tax) on its taxable income until January 2008. Starting January 1, 2008, the statutory rate is reduced to 25% for all corporations.

Sales revenue represents the invoiced value of goods, net of a value-added tax (“VAT”). Huaxin is entitled to easy Value Added Tax at 6% on the sales of microbial products, while Kelun is a regular VAT payer at 17% on the value added to goods and services. Kelun’s VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product. The Company recorded VAT Payable and VAT receivable net of payments in the financial statements. The VAT tax return is filed offsetting the payables against the receivables.

FAIR VALUE OF FINANCIAL STATEMENTS - The carrying amounts of certain financial instruments, including cash, accounts receivable, other receivables, accounts payable, accrued expenses, advances from customers, and other payables approximate their fair values as of March 31, 2008 and June 30, 2007 due to the relatively short-term nature of these instruments.

CONCENTRATIONS OF BUSINESS AND CRDIT RISK - The Company maintains certain bank accounts in the People’s Republic of China which are not protected by FDIC insurance or other insurance.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC and the general state of the PRC’s economy.

The Company’s operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. The Company’s operating results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the FASB issued Statement No. 157, “Fair Value Measurements” (“SFAS No. 157”). SFAS No. 157 addresses how companies should measure fair value when they are required to use a fair value measure for recognition or disclosure purposes under GAAP. SFAS No. 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, which is the Company’s fiscal year 2008. The Company is currently evaluating the impact of adopting SFAS No. 157 on its financial statements.

In February 2007, the FASB issued Statement No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities” (SFAS 159). This statement permits companies to choose to measure many financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is currently assessing the impact of SFAS 159 on its financial statements.

3.	INVENTORY

Inventory consists of the following as of March 31, 2008 and June 30, 2007:

	March 31, 2008	June 30, 2007

Raw materials	$15,622	$12,611
Work-in-progress	199,325	214,404
Finished goods	73,085	90,905
Installment goods	286,656	161,366
Supplies & packing materials	50,258	33,224
Total inventories	$624,946	$512,510

4.	DEPOSIT FOR INTANGIBLE ASSETS AND CONSTRUCTION IN PROCESS

The Company’s deposit for intangible assets and construction in process as of March 31, 2008 and June 30, 2007 are $2,909,760 and $1,528,342 respectively. Huaxin and Chengdu Shijia Pharmaceutical Technology Co., Ltd (“Shijia”) signed an agreement to purchase a new interferon technology. The advance to Shijia on March 31 and June 30, 2007 are approximate are $2,046,492 and $1,510,772 respectively. Huaxin also entered an agreement with Beijing Zichen Pharmaceutical Technology Institute (“Zichen”) to purchase another new pharmaceutical technology. The advance to Zichen is $846,406 as of March 31, 2008.

5.	FIXED ASSETS

Fixed assets consist of the following as of March 31, 2008 and June 30, 2007:
	March 31, 2008	June 30, 2007

Building&buildings improvement	$8,475,931	$7,807,833
Machinery and equipment	3,643,359	3,356,179
Computer, office equipment and furniture	548,091	488,342
Automobiles	272,413	198,771
Total fixed assets	12,939,794	11,851,125
Less:accumulated depreciation	(4,024,594)	(3,382,182)
Property and equipment, net	8,915,200	8,468,943
Construction in progress	13,263	12,218
Total fixed assets, net	$8,928,463	$8,481,161

6.	INTANGIBLE ASSETS

Intangible assets include patent rights and trade mark. The Company amortizes its intangible assets over the life of the right, usually 10 years.   The balances after amortization of the intangible mention above were 1,167,702 and 1,186,366 on March 31, 2008 and June 30, 2007 respectively.

7.	BANK LOANS

Bank loans were obtained from several local banks in China through the Company’s newly acquired subsidiary, with interest rates ranging from 5.841% to 7.728% per annum. All loans are currently in default and are payable upon demand. The majority of the loans are secured by the plant and equipments owned by the subsidiary.

Bank loans are summarized as follows:

No.		Due Date	Interest Rate Per Annum	March 31, 2008	June 30, 2007
1	Shanghai Bank	November 27, 2004	5.841%	$1,309,469	$1,206,253
2	Aijian Trust	November 12, 1999	7.728%	142,613	131,372
3	Industrial commercial bank of China	June 30, 2000	7.185%	128,351	118,234

	Total			$1,580,434	$1,455,859

8.	NOTES PAYABLE – RELATED PARTY

The Company periodically borrows from its principle officers, prior affiliates and others to finance the operations whenever necessary. As of March 31, 2008 and June 30, 2007, the details of notes payable are as follows:

			Interest	Balances
No.	Payees	Relationship	Rate	March 31	June 30
			Per Annum	2008	2007
1	Shenzhen Weiji Development Co.	Affiliate	0.00%	$ 576,155	$ 530,741
2	Dechang Investment Development Co.	Affiliate	6.00%	499,144	459,800
3	Golden Linker	Affiliate	5.84%	367,929	350,097
4	Mr. Zhong Gang	Affiliate	0.00%	-	10,010
5	Ms. Zhuang Heling	Director	0.00%	285,225	262,743
6	Mr. Yan Xiaoxia	Director	0.00%	226,577	208,718
7	Mr. Zhang Xiong	Director	0.00%	71,306	65,686
8	Mr. Liu Xinyuan	Director	0.00%	303,223	269,312
	Total			$ 2,329,559	$ 2,157,107

9.	CAPITAL

The Company was incorporated in Hong Kong, China on February 9, 2006 and authorized to issue 10,000 shares of HK$1.00 each (Approximately $0.13 per share). There were 2 shares issued and outstanding as of March 31, 2008 and June 30 2007.

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLODATED
FINANCIAL STATEMENTS
MARCH 31, 2008

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLODATED
FINANCIAL STATEMENTS

Introduction to Unaudited Pro Forma Condensed Consolidated Financial statements                                      23

Pro Forma Balance Sheet- March 31, 2008 (Unaudited)                                                                                           24

Pro Forma Statement of Operations for the three months ended March 31,  2008 (Unaudited)                         25

Pro Forma Statement of Operations for the year ended December 31,  2007 (Unaudited)                                  26

Notes to Pro Forma Financial Statements (Unaudited)                                                                                            27

INTERNATIONAL CONSOLIDATED COMPANIES, INC.

INTRODUCTION TO UNAUDITIED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

    On March 31, 2008, Grow Ease International Ltd., a wholly owned subsidiary of the Company entered into a share exchange agreement with Aim Sky Ltd., a British Virgin Islands corporation, to acquire 100% of the Common Stock of Aim Sky in exchange for 42,500 shares of Grow Ease’s series A Preferred Shares. The Series A Preferred Shares are convertible into 42,500 common shares of Grow Ease upon the happening of certain corporate events including a spin off or public offering of Aim Sky. Additionally, the agreement obligates the Company to provide up to $2,000,000 in financing for the acquired business.

    Aim Sky Ltd., is the owner of 100% of China Genetic Ltd, which in turn owns 57% of Shanghai Huaxin High Biotechnology Inc., a Chinese company located in Shanghai, China, and has the right to vote 100%, and an option to purchase, the shares of Sichuan Kelun Bio-Tech Pharmaceutical Co., Ltd., a Chinese company located in Chengdu, China.

    This share exchange was accounted as an acquisition under purchase method of accounting. The Company acquired net assets of $5,036,732 in the exchange. The fair value was reduced by the same amount as a result of negative goodwill obtained in the purchase.

    The accompanying unaudited pro forma condensed consolidated balance sheet has been presented with consolidated subsidiaries at March 31, 2008. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2008 and for the year ended December 31, 2007 have been presented as if the acquisition had occurred January 1, 2007.

    The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies’ respective historical financial statements and notes included thereto.

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2008

ASSETS

					(1)
	International Consolidated	Aim Sky			Pro
	Companies, Inc	Ltd.	Adjustments	Notes	Forma

Current Assets
Cash and cash equivalents	$ (1,018)	$ 270,442			$ 269,424
Accounts Receivable	875	836,974			837,849
Inventory	-	624,946			624,946
Advances to vendors	-	52,353			52,353
Other receivables	-	175,310			175,310

Total current assets	(143)	1,960,025			1,959,882

Property and Equipment, Net	29,963	8,928,463	(3,457,676)	a	5,500,750

Other Assets
Due from related parties	623,727	71,306			695,033
Deposits for intangible assets and construction in process	-	2,909,760	(1,126,846)	a	1,782,914
Intangible assets, net	-	1,167,702	(452,209)	a	715,493

Total other assets	623,727	4,148,769			3,193,441

TOTAL ASSETS	$ 653,547	$ 15,037,257			$ 10,654,073

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilites
Accounts payable	$ 127,321	$ 568,658			$ 695,979
Unearned revenue	-	15,170			15,170
Taxes payable	-	152,969			152,969
Accrued liabilities & other payables	1,955	1,863,714			1,865,669
Shareholders loans	12,350	-			12,350
Liability for stock to be issued	50,000	-			50,000
Bank loans	-	1,580,434			1,580,434

Total current liabilities	191,626	4,180,945			4,372,571

LONG-TERM LIABILITIES
Loan from related parties and others	-	2,329,559	-		2,329,559

TOTAL LIABILITIES	191,626	6,510,504			6,702,130

MINORITY INTEREST	-	3,490,021			3,490,021

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, no par value, 100,000,000 shares authorized,
17,432,660 shares issued and outstanding as of March 31, 2008	5,545,901	-	(921,701)	b	4,624,200

Additional paid-in capital	-	5,446,895	(4,525,195)	b	921,700

Accumulated other comprehensive income	-	882,918	(882,918)	b	-

Prepaid expenses	(60,000)	-			(60,000)

Retained earnings	(5,023,980)	(1,293,081)	1,293,083	a,b	(5,023,978)

Total stockholders' equity (deficit)	461,921	5,036,732			461,922

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 653,547	$ 15,037,257			$ 10,654,073

(1)	Represents combined assets abd liabilities of International Consolidated Companies and Aim Sky Ltd.

The accompanying notes are an integral part of these condensed consolidated financial statements.

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2008

	International Consolidated	Aim Sky			Pro
	Companies, Inc	Ltd.	Adjustments	Notes	Forma

REVENUES	$ -	$ 1,752,235			$ 1,752,235

COST OF GOODS SOLD	-	873,040			873,040

GROSS PROFIT	-	879,196			879,196

OPERATING EXPENSES
Selling, general and adminstrative expenses	2,999,160	368,130			3,367,290

NET INCOME (LOSS) FROM OPERATIONS	(2,999,160)	511,066			(2,488,094)

OTHER INCOME (EXPENSE)
Interest Income	8,000	105			8,105
Interest (Expenses)	-	(33,872)			(33,872)
Other Income (Expenses)	-	60,192			60,192
Total other income (expenses)	8,000	26,425			34,425

NET INCOME (LOSS) BEFORE TAXES AND MINORITY INTEREST	(2,991,160)	537,490			(2,453,670)

PROVISION FOR INCOME TAX	-	-			-

MINORITY INTEREST	-	184,485			184,485

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$ (2,991,160)	$ 353,005			$ (2,638,155)

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$ (0.20)	$ -			$ (0.18)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES	14,886,042				14,886,042

(1)	Represents combined operations of International Consolidated Companies and Aim Sky Ltd.

The accompanying notes are an integral part of these condensed consolidated financial statements.

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

	International Consolidated	Aim Sky			Pro
	Companies, Inc	Ltd.	Adjustments	Notes	Forma

REVENUES	$ 24,784	$ 4,675,183			$ 4,699,967

COST OF GOODS SOLD	3,446	2,397,527			2,400,973

GROSS PROFIT	21,338	2,277,656			2,298,994

OPERATING EXPENSES
Selling, general and adminstrative expenses	2,171,732	1,332,981			3,504,713

NET INCOME (LOSS) FROM OPERATIONS	(2,150,394)	944,676			(1,205,718)

OTHER INCOME (EXPENSE)
Interest Income	28,818	-			28,818
Interest (Expenses)	(5,103)	(143,219)			(148,322)
Other Income (Expenses)	-	188,017			188,017
Total other income (expenses)	23,715	44,797			68,512

NET INCOME (LOSS) BEFORE TAXES AND MINORITY INTEREST	(2,126,679)	989,473			(1,137,206)

PROVISION FOR INCOME TAX	-	85,465			85,465

MINORITY INTEREST	-	333,264			333,264

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES	$ (2,126,679)	$ 570,743			$ (1,555,936)

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$ (0.183)				$ (0.134)

WEIGHTED AVERAGE NUMBER
OF COMMON SHARES	11,628,563				11,628,563

(1)	Represents combined operations of International Consolidated Companies and Aim Sky Ltd.

The accompanying notes are an integral part of these condensed consolidated financial statements.

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS

The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2008 and the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2008 and for the year ended December 31, 2007 to reflect the acquisition of Aim Sky Ltd. by International Consolidated Companies, Inc.:

a.	These adjustments reflect the reduction of the Company’s net assets as a result of negative goodwill obtained in the purchase.

b.	The adjustments reflect the recapitalization of the Company as a result of the acquisition